                                                                   EXHIBIT 10.6




                          LOAN AND SECURITY AGREEMENT

                                     among

                            AMERICAN SHARED-CURACARE

                                      and

                                 CURACARE, INC.

                                   Borrower,

                       AMERICAN SHARED HOSPITAL SERVICES

                                   Guarantor,

                             ERNEST A. BATES, M.D.

                              Individual Guarantor

                                      and

                     DVI BUSINESS CREDIT RECEIVABLES CORP.

                                     Lender


                          Dated as of January 31, 1996

                               TABLE OF CONTENTS

                                                                                                                            Page
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
SECTION 1 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         Section 1.1.  Specific Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.2.  Generally Accepted Accounting Principles and Uniform Commercial Code . . . . . . . . . . . . . . . .   6
         Section 1.3.  Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

         SECTION 2 LOAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

         Section 2.1.  The Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 2.2.  Revolving Nature of the Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 2.3.  Integral Amounts of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 2.4.  Notice of Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 2.5.  Repayment of Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 2.6.  Prepayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 2.7.  Lender's Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 2.8.  Interest on the Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 2.9.  Conditions to the Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION 3 SECURITY INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         Section 3.1.  Grant of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

SECTION 4 SPECIFIC REPRESENTATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

         Section 4.1.  Name of Guarantor; Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.2.  Mergers and Consolidations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.3.  Purchase of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.4.  Change of Name or Identity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.5.  Corporate Structure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

SECTION 5 PROVISIONS CONCERNING ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         Section 5.1.  Office and Records of Borrower . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.2.  Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.3.  Returns and Repossessions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.4.  Borrowing Base Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.5.  Schedules of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.6.  Lender's Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.7.  Disclaimer of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.8.  Post Default Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.9.  Accounts Owed by Federal Government  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.10.  Business Activity Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

SECTION 6  PROVISIONS CONCERNING GENERAL INTANGIBLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

         Section 6.1.  Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14





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
SECTION 7  OTHER PROVISIONS CONCERNING COLLATERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

         Section 7.1.  Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 7.2.  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 7.3.  Lender's Duty of Care  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 7.4.  Reinstatement of Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 7.5.  Lender Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 7.6.  Inspection of Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 7.7.  Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

SECTION 8 REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         Section 8.1.  Corporate Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.2.  Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.3.  No Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.4.  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.5.  Deferred Compensation Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.6.  Litigation and Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.7.  Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.8.  Laws and Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.9.  Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.10.  Health Care Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.11.  Cumulative Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

SECTION 9 COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

         Section 9.1.  Encumbrance of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 9.2.  Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 9.3.  Condition and Repair . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 9.4.  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 9.5.  Accounting System  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 9.6.  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 9.7.  Further Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 9.8.  ERISA Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 9.9.  Restrictions on Merger, Consolidation, Sale of Assets, Issuance of Stock, etc  . . . . . . . . . . .  21
         Section 9.10.  Health Care Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 9.11.  Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 9.12.  Subordinated Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 9.13.  Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 9.14.  Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 9.15.  Equipment Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 9.16.  Lender Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

SECTION 10 EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

SECTION 11 REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         Section 11.1.  Specific Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 11.2.  Power of Attorney . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 11.3.  Expenses Secured  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 11.4.  Equitable Relief  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 11.5.  Remedies Are Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29





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

SECTION 12 INDEMNITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

         Section 12.1.  General Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

SECTION 13 MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

         Section 13.1.  Delay and Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 13.2.  Complete Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 13.3.  Severability; Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 13.4.  Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 13.5.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 13.6.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 13.7.  Waiver of Trial by Jury . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 13.8.  Termination of Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32


SCHEDULES

         1.1.  LIENS
         3.1.  GRANT OF SECURITY INTEREST
         4.2.  MERGERS AND CONSOLIDATIONS
         4.3.  PURCHASE OF ASSETS OUTSIDE ORDINARY COURSE OF BUSINESS
         6.1.  CONTRACTS
         8.6.  LITIGATION AND PROCEEDINGS
         9.11  PERMITTED DISTRIBUTIONS

                          LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT ("Agreement") is entered into as of January 31, 1996 by and among DVI Business Credit Receivables Corp., a Delaware corporation ("Lender"), American Shared-CuraCare, a California general partnership ("AS-CuraCare") and CuraCare, Inc., a Delaware corporation ("CuraCare") (AS-CuraCare and CuraCare, collectively and individually referred to as "Borrower"), American Shared Hospital Services, a California corporation ("Guarantor") and Ernest A. Bates, M.D. ("Individual Guarantor").


                                   SECTION 1

                                  DEFINITIONS

                 SECTION 1.1. SPECIFIC DEFINITIONS. The following definitions shall apply:

                 (a) "Account Debtors" shall mean Borrower's and its Affiliates' customers and all other persons who are obligated or indebted to Borrower or any Affiliate in any manner, whether directly or indirectly, primarily or secondarily, contingently or otherwise, with respect to Accounts.

                 (b) "Accounts" shall mean all accounts, contract rights, instruments, documents, chattel paper and obligations in any form owing to Borrower or any Affiliate arising out of the sale or lease of goods or the rendition of services by Borrower or any Affiliate whether or not earned by performance; all credit insurance, guaranties, letters of credit, advises of credit and other security for any of the above; all merchandise returned to or reclaimed by Borrower or any Affiliate; and Borrower's Books relating to any of the foregoing.

                 (c) "Advance" shall mean an advance of loan proceeds constituting all or a part of the Loan.

                 (d) "Affiliate" shall mean with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by or is under common Control with that Person.

                 (e) "Borrower's Books" shall mean all of Borrower's and its Affiliates' books and records including but not limited to: minute books, ledgers; records indicating, summarizing or evidencing Borrower's and its Affiliates' assets, liabilities and the Accounts; all information relating to Borrower's and its Affiliates business operations or financial condition; and all computer programs, disk or tape files, printouts, runs and other computer-prepared information and the equipment containing such information; provided, however, that confidential patient records shall not be included therein, except to the extent otherwise provided by law.

                 (f) "Base Rate" shall mean the rate of interest announced publicly by Bank of America, NT&SA in San Francisco, California, from time to time as its base rate.

                 (g) "Borrowing Base" shall mean, on the date of determination thereof, an amount equal to the lesser of (i) the sum of seventy-five percent (75%) of the Net Collectible Value for each Retail Account and eighty percent (80%) of the Net Collectible Value for each Institutional Account, and (ii) one hundred percent of Borrower's gross receipts from Institutional and Retail Accounts during the preceding sixty (60) day period; provided, however, that workers compensation and personal injury claims may never exceed ten percent (10%) of the Borrowing Base.

                 (h) "Closing Date" shall mean the date of the first Advance of the Loan.

                 (i)      "Collateral" shall have the meaning specified in
Section 3.1 hereof.

                 (j) "Control" shall mean (i) the ownership of a majority of the voting power of all classes of voting stock of a corporation, or (ii) the ownership of a majority of the beneficial interest in income and capital of a person other than a corporation.

                 (k) "Distribution" shall mean, with respect to any shares of capital stock or any warrant or right to acquire shares of capital stock or any other equity security, (i) the retirement, redemption, purchase or other acquisition, directly or indirectly, for value by the issuer of any such security, except to the extent that the consideration therefor consists of shares of stock, (ii) the declaration or (without duplication) payment of any dividend in cash, directly or indirectly, on or with respect to any such security, (iii) any investment in the holder of five percent (5%) or more of any such security if a purpose of such investment is to avoid characterization of the transaction as a Distribution, and (iv) any other cash payment constituting a distribution under applicable laws with respect to such security.

                 (l) "Eligible Accounts" shall mean Borrower's accounts receivable from commercial insurance, Medicare, Medi-Cal, managed care providers, workers' compensation and personal injury claims (collectively referred to as "Retail Accounts"), which have been due and payable for 90 or fewer days, and Borrower's account receivable under contracts with hospitals and other similar health service providers (referred to as "Institutional Accounts") which have been due and payable for 90 or fewer days.

                 (m) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all references to sections thereof shall include such sections and any predecessor provisions thereto, including any rules or regulations issued in connection therewith.

                 (n) "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) that together with Borrower would be deemed a "contributing sponsor" to a single employee plan within the meaning of Section 4001 of ERISA.

                 (o) "Event of Default" shall have the meaning specified in Section 10 hereof.

                 (p) "Governmental Authority" shall mean any governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in any case whether foreign or domestic.

                 (q) "Guaranty" shall mean the Unconditional Continuing Guaranty executed by Guarantor unconditionally guaranteeing Borrower's Obligations under this Agreement.

                 (r) "Health Care Laws" shall mean all federal, state and local laws specifically relating to health care providers and health care services, including, but not limited to, Section 1877(a) of the Social Security Act as amended by the Omnibus Budget Reconciliation Act of 1993, 42 USC Section 1395nn.

                 (s) "Indebtedness" of a Person shall mean (i) all items (except items of capital stock, capital or paid-in surplus or of retained earnings) which, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the liability side of the balance sheet of such Person as of the date as of which Indebtedness is to be determined, including any lease which, in accordance with generally accepted accounting principles would constitute indebtedness; (ii) all indebtedness secured by any mortgage, pledge, security, lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness secured thereby shall have been assumed; and (iii) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise then for the collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, stock or equity purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable.

                 (t) "Individual Guaranty" shall mean the Unconditional Continuing Guaranty executed by Individual Guarantor unconditionally guaranteeing Borrower's Obligations under this Agreement.

                 (u) "Intercreditor Agreement" shall mean that certain Intercreditor Agreement dated on or about the date hereof among Guarantor, AS-CuraCare, CuraCare, Lender, DVI Financial Services

Inc. ("DVIFS") and General Electric Company, a New York corporation acting through GE Medical Systems ("GE").

                 (v) "Lender Expenses" shall mean (i) all costs or expenses (including, without limitation, taxes and insurance premiums) required to be paid by Borrower or its Affiliates under this Agreement or under any of the other Loan Documents that are paid or advanced by Lender; (ii) filing, recording, publication and search fees paid or incurred by Lender in connection with Lender's transactions with Borrower; (iii) costs and expenses incurred by Lender to correct any Event of Default or enforce any provision of the Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, and preparing for sale or advertising to sell the Collateral, whether or not a sale is consummated, after the occurrence of an Event of Default; (iv) costs and expenses of suit incurred by Lender in enforcing or defending the Loan Documents or any portion thereof; (v) all costs or expenses incurred by Lender to convert any data submitted to Lender by Borrower or Guarantor to an acceptable form; and (vi) Lender's reasonable attorney fees and expenses incurred (before or after execution of this Agreement) in advising Lender with respect to, or in structuring, drafting, reviewing, negotiating, amending, terminating, enforcing, defending or otherwise concerning, the Security Documents or any portion thereof, irrespective of whether suit is brought; excluding, however, all costs, expenses and fees incurred in connection with the consummation of the transactions contemplated by this Agreement and the Loan Documents.

                 (w) "Lien" shall mean any security interest, mortgage, pledge, assignment, lien or other encumbrance of any kind, including any interest of a vendor under a conditional sale contract or consignment and any interest of a lessor under a capital lease.

                 (x) "Loan" shall mean each loan or any other loan or loans made by Lender to Borrower pursuant to this Agreement.

                 (y) "Loan Documents" shall mean (i) this Agreement; (ii) the Note; (iii) the Security Documents; (iv) any other agreements or documents hereafter delivered to secure repayment of the Loan; (v) the Lock Box Agreement and (vi) any other certificates, documents or instruments delivered by Borrower to Lender pursuant to the terms of this Agreement.

                 (z) "Lock Box Agreement" shall mean the letter of direction with respect to those certain Lock Box Agreements between Borrower and First Interstate Bank of California and between Borrower and Bank of America NT & SA.

                 (aa) "Net Collectible Percentage" shall mean seventy percent (70%) with respect to Retail Accounts and ninety-five percent (95%) with respect to Institutional Accounts.

                 (ab) "Net Collectible Value" shall mean, for each type of Eligible Account, the Net Collectible Percentage times the aggregate current outstanding amount for such type of Eligible Account.

                 (ac) "Note" shall mean the Secured Promissory Note executed by Borrower pursuant to the terms of this Agreement.

                 (ad) "Obligations" shall mean (i) the due and punctual payment of all amounts due or become due under the Note; (ii) the performance of all obligations of Borrower under this Agreement, the Note and all other Loan Documents (iii) all extensions, renewals, modifications, amendments and refinancings of any of the foregoing; (iv) all Lender Expenses; (v) all loans, advances, indebtedness and other obligations owed by Borrower to Lender of every description whether now existing or hereafter arising (including those owed by Borrower to others and acquired by Lender by purchase, assignment, or otherwise) and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, whether or not secured by additional collateral; and (vi) all loans, advances, indebtedness and other obligations owed by Borrower to Lender under the Other Loan Document of every description whether now existing or hereafter arising (including those owed by Borrower to others and acquired by Lender by purchase, assignment or otherwise) and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, whether or not secured by additional collateral.

                 (ae) "Other Loan Document" shall mean that certain Loan and Security Agreement dated on or about the date hereof among Borrower, Guarantor, Individual Guarantor and DVIFS.

                 (af) "Permitted Liens" shall mean (i) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not yet due or is being contested as permitted in this Agreement; (ii) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which has not expired, or in respect of which Borrower is in good faith prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review has been secured; (iii) Liens and priority claims incidental to the conduct of business or the ownership of properties and assets (including warehouse's and attorney's Liens and statutory landlord's Liens); deposits, pledges or Liens to secure the performance of bids, tenders, or trade contracts, or to secure statutory obligations; and surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided that in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings; and further provided that any such warehouse's or statutory landlord's Liens have been subordinated to the Liens of Lender in a manner satisfactory to Lender; and (iv) Liens existing on the date of this Agreement that secure indebtedness outstanding on such date and that are disclosed on Schedule 1.1 hereto;

                 (ag) "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), Governmental Authority or any other entity.

                 (ah) "Proceeds" shall mean all proceeds and products of Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering Collateral; all property received wholly or partly in trade or exchange for Collateral; all claims against third parties arising out of damage, destruction or decrease in value of the Collateral; all leases of Collateral; and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of the Collateral or any interest therein.

                 (ai) "Security Documents" shall mean the Guaranty, the Individual Guaranty and any agreement or instrument entered into between Borrower and Lender or executed by Borrower, Guarantor or Individual Guarantor and delivered to Lender in connection with this Agreement.

                 (aj) "Senior-Subordinated Notes" shall mean Guarantor's 16 1/2% Senior Subordinated Exchangeable Notes Due 1996 and Borrower's 14 3/4% Senior Subordinated Notes Due 1996.

                 (ak)     "Termination Date" shall mean May 31, 1997.

                 (al) "Unmatured Default" shall mean any event or condition that, with notice, passage of time, or a determination by Lender or any combination of the foregoing would constitute an Event of Default.

                 SECTION 1.2. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND UNIFORM COMMERCIAL CODE. All financial terms used in this Agreement, other than those defined in this Section 1, have the meanings accorded to them under generally accepted accounting principles. All other terms used in this Agreement, other than those defined in this Section 1, have the meanings accorded to them in the Uniform Commercial Code as enacted in any applicable jurisdiction.

                 SECTION 1.3.  CONSTRUCTION.

                 (a) Unless the context of this Agreement clearly requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning of the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder" and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.

                 (b) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and its counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish the purposes and intentions of all parties hereto fairly.

                                   SECTION 2

                                      LOAN

                 SECTION 2.1. THE LOAN. Subject to the terms and conditions and relying on the representations and warranties set forth herein, Lender agrees to advance to Borrower, individually or collectively, from time to time and Borrower agrees to borrow from Lender, revolving loans in an amount not to exceed the lesser of (i) Four Million Dollars ($4,000,000) (the "Commitment Amount"), and (ii) the Borrowing Base, which shall be evidenced by a Note. The proceeds of the Loan shall be used by Borrower to repay outstanding indebtedness of Borrower to DVI Business Credit Corporation under a Loan and Security Agreement dated as of May 17, 1995 in the principal amount of $3,887,291 and as a part of Borrower's working capital. The Borrowing Base shall be calculated on a daily basis on the reports delivered to Lender pursuant to Section 5.4.

                 SECTION 2.2. REVOLVING NATURE OF THE LOAN. On a daily basis the Borrowing Base will be recalculated by adding daily billings to the prior week's Eligible Accounts and subtracting deposits and adjustments, if applicable and then multiplying this amount by the Net Collectable Percentage. The Loan may be repaid or prepaid pursuant to Sections 2.5 or 2.6 and shall be mandatorily prepaid pursuant to Section 2.6 by the Borrower. Subject to the provisions of this Agreement, any amounts repaid may be reborrowed, up to the amounts available under Section 2.1 at the time of such Borrowing, until prepaid the business day immediately preceding the Termination Date. Lender's commitments to make Advances shall expire, and the amount of Loan then outstanding shall mature and be repaid by Borrower, without further action on the part of Lender, on the Termination Date.

                 SECTION 2.3. INTEGRAL AMOUNTS OF LOANS. Advances may be of any minimum amount.

                 SECTION 2.4. NOTICE OF BORROWING. Whenever Borrower desires to borrow under Section 2.1, Borrower shall deliver to

Lender a Drawdown Request Form, in a form reasonably satisfactory to Lender, signed by an authorized officer no later than 11:00 a.m. at least one (1) business day in advance of the proposed funding date. The Drawdown Request Form shall specify (i) the funding date (which shall be a business day) with respect to the requested Loan and (ii) the amount of the proposed Advance.

                 SECTION 2.5. REPAYMENT OF LOAN. All receipts from Borrower's and its Affiliates' accounts receivable shall be deposited on a daily basis in a bank depository lock box in accordance with the terms of the Lock Box Agreement. Lender will debit the lock box account at the end of each day in payment of (i) Lender's fees then due and payable in accordance with Section 2.7, (ii) amounts then due and payable under the Other Loan Document, and (iii) on the first day of each month with respect to interest accrued on the Loan during the preceding month. Excess receipts remaining in the lock box account after the payment of fees and interest shall be applied to the principal amount of the Loan on a daily basis. Lender will credit Borrower's account in accordance with the foregoing priorities with respect to all funds debited net of fees from the lock box account on a daily basis. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, receipts in the lock box will be distributed in accordance with the relative priorities set forth in and the terms and conditions of the Intercreditor Agreement.

                 SECTION 2.6. PREPAYMENT. The Loan shall be subject to prepayment or redemption in whole or in part at the end of any month prior to the Termination Date. This Loan Agreement may not be terminated, and will not be terminated by any prepayment, without payment of the termination fee required pursuant to Section 2.7. If any aging report or Borrowing Base report delivered to Lender pursuant to Section 5.4 indicates that the outstanding Loan amount exceeds the Borrowing Base, Borrower shall immediately prepay a portion of the outstanding Loan amount such that after such prepayment the Borrowing Base equals or exceeds the outstanding Loan amount.

                 SECTION 2.7. LENDER'S FEES. On or before May 17, 1996, Borrower shall pay Lender a renewal fee of Forty Thousand Dollars ($40,000).
On or before the first day of each month Borrower shall pay Lender a monthly maintenance fee of Two Thousand Five Hundred Dollars ($2,500). On or before the first day of each month Borrower shall pay Lender an unutilized loan fee of equal to one-half of one percent (0.5%) of the difference between the Commitment Amount and the outstanding Loan amount as of the immediately previous month-end. If Borrower elects to terminate this Agreement at any time before the Termination Date, Borrower shall pay Lender a termination fee of Eighty Thousand Dollars ($80,000) if terminated prior to May 17, 1996 and Forty Thousand Dollars ($40,000) thereafter. Lender's fees will be deducted, when due, directly from receipts from accounts receivable deposited in accordance with Section 2.5.

                 SECTION 2.8. INTEREST ON THE LOANS. All Advances shall bear interest on the unpaid principal amount thereof from the date made until paid in full at a fluctuating rate equal to the Base Rate plus five percent (5.0%). The outstanding principal balance of all other Obligations shall bear interest from the date such Obligations are due until paid in full at a fluctuating rate equal to the Base Rate plus five percent (5.0%). Interest accrued but not paid pursuant to Section 2.5 shall be treated as an Advance if not otherwise paid within five (5) days of the end of the month in which it accrues.

                 SECTION 2.9. CONDITIONS TO THE CLOSING. The obligation of Lender to make Advances under this Agreement is subject to Lender's determination that Borrower as of the date of the Advance has satisfied, and continues to satisfy, the following conditions:

                 (a) The representations and warranties set forth in this Agreement shall be true and correct on and as of the date hereof and shall be true and correct in all material respects as of the date of the Advance and Borrower shall have performed all obligations which were to have been performed by it hereunder.

                 (b) Borrower shall have executed and delivered to Lender (or shall cause to be executed and delivered to Lender by the appropriate Persons) the following:

                            (i)   this Agreement;

                           (ii)   the Note;

                          (iii)   UCC-1 Financing Statements;

                           (iv)   the Guaranty;

                            (v)   the Individual Guaranty;

                           (vi)   the Intercreditor Agreement;

                          (vii)   the Lock Box Agreement;

                         (viii)   evidence satisfactory to Lender that each of
CuraCare, Guarantor and the general partners of AS-CuraCare is a corporation duly formed, validly existing and in good standing in the state in which it was formed and in each state in which it is authorized to do business;

                           (ix)   certified copies of resolutions of the Board
of Directors of CuraCare, Guarantor and the general partners of AS-CuraCare authorizing the execution and delivery of Loan Documents to be executed by Borrower and Guarantor;

                            (x)   copies of the Articles of Incorporation of
each of CuraCare, Guarantor and the general partners of AS-Curacare, certified by the Secretary of State;

                           (xi)   copies of the Bylaws of each of CuraCare,
Guarantor and the general partners of AS-CuraCare certified by an officer thereof;

                          (xii)   a copy of the Partnership Agreement of
CuraCare certified by a general partner;

                         (xiii)   the written opinion of counsel to Borrower
issued on the Closing Date and satisfactory to Lender in scope and substance;
and

                          (xiv)   a certificate from an officer of Borrower
indicating that the representations and warranties contained herein are true and correct as of the Closing Date.

                 (c) Neither an Event of Default nor an Unmatured Default shall have occurred and be continuing.

                 (d) None of Borrower, Guarantor or Individual Guarantor shall have suffered a material or adverse change in its business, operations or financial condition from that reflected in the Financial Statements of Borrower, Guarantor and Individual Guarantor delivered to Lender or otherwise.

                 (e) Lender shall have received such additional supporting documents, certificates and assurances as Lender shall reasonably request which shall be satisfactory to Lender in form and substance.


                                   SECTION 3

                               SECURITY INTEREST

                 SECTION 3.1. GRANT OF SECURITY INTEREST. In order to secure prompt payment and performance of all Obligations, Borrower hereby grants to Lender a continuing first-priority pledge and security interest in the following property of Borrower, subject to terms of the Intercreditor Agreement (the "Collateral"), whether now owned or existing or hereafter acquired or arising and regardless of where located subject only to Permitted Liens. This security interest in the Collateral shall attach to all Collateral without further action on the part of Lender or Borrower.

                 The Collateral shall consist of the following, subject in each case only to Permitted Liens and the terms and conditions of the Intercreditor Agreement, together with such third-party consents, lien waivers and estoppel certificates as Lender shall reasonably require:

                 (a) all of Borrower's presently existing and hereafter arising Accounts, contract rights, instruments, notes, drafts, documents, chattel paper and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services, whether or not earned by performance, and any and all credit insurance, guarantees and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and all of Borrower's Books relating to any of the foregoing, and the Proceeds of any of the foregoing, including the pledge to it of the Accounts, cash and non-cash Proceeds subject only to Permitted Liens;

                 (b)      all of Borrower's equipment and machinery listed on
Schedule 3.1 and all machine tools, motors, tools, parts, attachments, accessories, accessions, replacements, upgrades, substitutions, additions and improvements related thereto, wherever located, and the Proceeds of any of the foregoing, including cash and non-cash Proceeds; excluding, however, the Leksell Gamma Unit including Radiator Unit, Collimator Helmets, Stereotactic Head Frame, Operating Table, TV System, Dose Planning System, Cobalt Source and all components thereof, together with any additions, accessions, modifications, improvements, replacements, substitutions and accessories thereto and therefor or hereafter acquired.

                 (c) all of Borrower's presently existing and hereafter acquired general intangibles (including, without limitation, any and all choses or things in action, goodwill, patents, trade names, trademarks, blueprints, drawings, purchase orders, computer programs, computer discs, computer tapes, literature, reports, catalogues, deposit accounts and tax refunds) other than goods and accounts, as well as all of Borrower's Books relating to any of the foregoing, and the Proceeds of any of the foregoing, including cash and non-cash Proceeds;

                 (d) all of Borrower's presently existing and hereafter acquired inventory including, without limitation, goods held for sale or lease or to be furnished under a contract of service, wherever located, and any documents of title representing any of the above, and the Proceeds of any of the foregoing, including cash and non-cash Proceeds;

provided, however, anything in the foregoing notwithstanding the Collateral does not include, and Lender takes no security interest in, equipment leased by GE or any other equipment lessor to Borrower or Borrower's leasehold interest in such equipment.


                                   SECTION 4

                            SPECIFIC REPRESENTATIONS

                 SECTION 4.1.  NAME OF GUARANTOR; BORROWER.

                          (a) The exact corporate name of Guarantor is American
Shared Hospital Services. Guarantor was incorporated under the laws of the State of California. The following are all previous legal names of Guarantor:
None.  Guarantor uses the
following trade names: None. The following are all other trade names used by Guarantor in the past: None.

                          (b) The exact corporate name of CuraCare is CuraCare,
Inc. CuraCare was incorporated under the laws of the State of Delaware. The following are all previous legal names of CuraCare: None. CuraCare uses the following trade names: None. The following are all other trade names used by CuraCare in the past: None.

                          (c) The exact name of AS-CuraCare is American
Shared-CuraCare. AS-CuraCare was formed under the laws of the State of California. The following are all previous legal names of AS-CuraCare: None. AS-CuraCare uses the following trade names: None. The following are all other trade names used by AS-CuraCare in the past: None.

                 SECTION 4.2. MERGERS AND CONSOLIDATIONS. Except as disclosed on Schedule 4.2, no entity has merged into any of Borrower or its Affiliates or been consolidated with Borrower or any Affiliate.

                 SECTION 4.3.  PURCHASE OF ASSETS.  Except as disclosed on
Schedule 4.3 no entity has sold substantially all of its assets to Borrower or any Affiliate or sold assets to Borrower or any Affiliate outside the ordinary course of such seller's business at any time in the past.

                 SECTION 4.4. CHANGE OF NAME OR IDENTITY. Borrower shall not change its or its Affiliates' name, business structure or identity or use or permit any Affiliate to use any new trade name with prior notifications of Lender or merge or permit any Affiliate to merge into or consolidate with any other entity.

                 SECTION 4.5. CORPORATE STRUCTURE. Guarantor is the direct or indirect holder of one hundred percent (100%) of the ownership interests, whether stock or partnership interests, of CuraCare and AS-CuraCare.
Individual Guarantor is the holder of twenty-five percent (25%) or more of the common stock of Guarantor. Such common stock is the sole authorized class of stock in Guarantor.


                                   SECTION 5

                         PROVISIONS CONCERNING ACCOUNTS

                 SECTION 5.1. OFFICE AND RECORDS OF BORROWER. Borrower's and Guarantor's chief executive offices are located at: Four Embarcadero Center, Suite 3620, San Francisco, California 94111. Borrower and Guarantor maintain all of their records with respect to Accounts at 1400 Lone Palm Avenue, Modesto, California 95351. Borrower and Guarantor have not at any time within the past four (4) months maintained their chief executive office or their records with respect to Accounts at any other location and shall not do so hereafter except with the prior written consent of Lender.

                 SECTION 5.2. REPRESENTATIONS. Borrower and Guarantor represent and warrant that each Account at the time of its assignment to Lender
(a) will be owned solely by Borrower, (b) will be for a liquidated amount maturing as stated in Borrower's Books; (c) will be a bona fide existing obligation created by the rendition of services to Account Debtors or their insured by Borrower in the ordinary course of its business; and (d) will not be subject to any known deduction, offset, counterclaim, return privilege, or other condition, except as reflected on Borrower's Books. Borrower and Guarantor shall neither redate any invoices nor reissue new invoices in full or partial satisfaction of old invoices nor permit an Affiliate to do so. Allowances, if any, as between Borrower and its customers will be on the same basis and in accordance with the usual customary practices of Borrower as they exist on the date of this Agreement.

                 SECTION 5.3. RETURNS AND REPOSSESSIONS. Borrower shall notify Lender within five (5) business days of occurrence of all material claims asserted by Account Debtors.

                 SECTION 5.4. BORROWING BASE REPORTS. Borrower shall on a weekly basis execute and deliver to Lender, in a form satisfactory to Lender,
(i) a Borrowing Base report; (ii) a detailed aging of Accounts; and (iii) a charges, collections and adjustment summary for the week. Borrower shall on a daily basis execute and deliver to Lender an updated Borrowing Base report reflecting additional daily billings, writeoffs and deposits and all of Borrower's accounts receivable data in a computer disc or tape format acceptable to Lender. Lender shall periodically review Borrower's actual adjustments to cash receipts and writeoffs, as well as Borrower's payor profile. To the extent Borrower's adjustments, writeoffs and payor profile materially changes, Lender may, in its sole discretion, change the Net Collectible Percentage attributable to each type of account by written notice to Borrower of such change.

                 SECTION 5.5. SCHEDULES OF ACCOUNTS. From time to time, Borrower shall provide Lender with schedules describing in the aggregate all Accounts created or acquired by Borrower; provided, however, that Borrower's failure to execute and deliver such schedules or assignments shall not affect or limit Lender's security interests and other rights in and to the Accounts. Together with each schedule, Borrower shall, if requested by Lender, furnish Lender with copies of Borrower's sales journals or invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all goods sold, and Borrower warrants the genuineness thereof.

                 SECTION 5.6. LENDER'S RIGHTS. Any officer, employee or agent of Lender shall have the right, at any time or times hereafter, in the name of Lender or its nominee (including

Borrower), with prior notice to Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise; and all reasonable costs thereof shall be payable by Borrower to Lender. Lender, or its designee may at any time after default by Borrower hereunder notify customers or Account Debtors that Accounts have been assigned to Lender or of Lender's security interest therein and after default by Borrower hereunder collect the same directly and charge all reasonable collection costs and expenses to Borrower's account.

                 SECTION 5.7. DISCLAIMER OF LIABILITY. Lender shall not be liable to Borrower or any third person for the correctness, validity or genuineness of any instruments or documents released or endorsed to Borrower by Lender (which shall automatically be deemed to be without recourse to Lender in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and Lender, by accepting a Lien on the Collateral or by releasing any Collateral to Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or creditor of Borrower or to any other third party. Borrower agrees to indemnify and defend Lender and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this
Section 5.7.

                 SECTION 5.8. POST DEFAULT RIGHTS. If an Event of Default has occurred and is continuing hereunder, no discount, credit or allowance shall be granted or permitted by Borrower to any Account Debtor. Lender may, after default by Borrower, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms that Lender considers advisable, and in such cases, Lender will credit Borrower's account with only the net amounts received by Lender in payment of such disputed Accounts, after deducting all Lender Expenses incurred in connection therewith.

                 SECTION 5.9. ACCOUNTS OWED BY FEDERAL GOVERNMENT. If any Accounts shall arise out of a contract with the United States of America or any department, agency, subdivision or instrumentality thereof, Borrower shall promptly notify Lender thereof in writing and take all other action requested by Lender to protect Lender's Lien on such Accounts under the provisions of the federal laws on assignment of claims.

                 SECTION 5.10. BUSINESS ACTIVITY REPORTS. Borrower and its Affiliates have filed and shall file all legally required notices and reports of its business activities with the California taxing authorities and the appropriate Governmental Authority of each other jurisdiction in which Borrower or an Affiliate is legally required to file such a notice or report.

                                   SECTION 6

                   PROVISIONS CONCERNING GENERAL INTANGIBLES

                 SECTION 6.1.  CONTRACTS.

                 (a) Schedule 6.1. is a true and complete list of all material contracts and agreements to which Borrower or any Affiliate is a party.

                 (b) Neither Borrower nor any of its Affiliates shall amend, modify or supplement any contract or agreement included in the Collateral or waive any provision thereof other than in accordance with Borrower's standard business practice, nor shall such standard business practice be materially changed without Lender's consent, which shall not be unreasonably withheld.

                 (c) Borrower and its Affiliates shall remain liable to perform all of its duties and obligations under any contracts and agreements included in the Collateral to the same extent as if this Agreement had not been executed; and Lender shall not have any obligation or liability under such contracts and agreements by reason of this Agreement or otherwise.

                 (d) Borrower and its Affiliates need not pay any amount due under any contract or agreement listed on Schedule 6.1, nor otherwise perform any action required under the terms of any such contract or agreement, if such payment or performance is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, if Lender is notified in advance of such contest, and if Borrower or an Affiliate establishes any reserve or other appropriate provision required by generally accepted accounting principles and deposits with Lender cash or an acceptable bond reasonably requested by Lender.


                                   SECTION 7

                     OTHER PROVISIONS CONCERNING COLLATERAL

                 SECTION 7.1. TITLE. Borrower has good and marketable title to the Collateral, and the Liens granted to Lender pursuant to this Agreement are fully perfected first-priority Liens, subject only to the terms of the Intercreditor Agreement and the proper filing of any financing statement or notice necessary to provide notice to third parties of the existence of such Liens, in and to the Collateral with priority over the rights of every person in the Collateral, free, clear, and unencumbered by any Liens in favor of any person other than Lender except for Permitted Liens.

                 SECTION 7.2. FURTHER ASSURANCES. Borrower shall execute and deliver to Lender, concurrent with Borrower's execution of this Agreement and at any time or times hereafter at the request of Lender, all financing statements, continuation financing statements, security agreements, chattel mortgages, assignments, endorsements of certificates of title, applications for titles, affidavits, reports, notices, schedules of accounts, letters of authority and all other documents Lender may reasonably request, in form satisfactory to Lender, to perfect and maintain perfected Lender's Liens in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents. Borrower and Guarantor hereby irrevocably make, constitute and appoint Lender (and any of Lender's officers, employees or agents designated by Lender) as Borrower's and its Affiliates' true and lawful attorney with power to sign the name of Borrower and its Affiliates on any of the above-described documents or on any other similar documents that need to be executed, recorded or filed in order to perfect or continue perfected Lender's Liens in the Collateral. The appointment of Lender as Borrower's and its Affiliates' attorney is irrevocable as long as any Obligations are outstanding. Any person dealing with Lender shall be entitled to rely conclusively on any written or oral statement of Lender that this power of attorney is in effect.

                 SECTION 7.3. LENDER'S DUTY OF CARE. Lender shall have no duty of care with respect to the Collateral except that Lender shall exercise reasonable care with respect to the Collateral in Lender's custody. Lender shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Lender accords its own property or if Lender takes such action with respect to the Collateral as the Borrower shall request or agree to in writing provided that no failure to comply with any such request nor any omission to do any such act requested by the Borrower shall be deemed a failure to exercise reasonable care. Lender's failure to take steps to preserve rights against any parties or property shall not be deemed to be failure to exercise reasonable care with respect to the Collateral in Lender's custody. All risk, loss, damage or destruction of the Collateral shall be borne by Borrower.

                 SECTION 7.4. REINSTATEMENT OF LIENS. If, at any time after payment in full by Borrower of all Obligations and termination of Lender's Liens, any payments on Obligations previously made by Borrower or any other Person must be disgorged by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, or reorganization of Borrower or such other Person), this Agreement and Lender's Liens granted hereunder shall be reinstated as to all disgorged payments as though such payments had not been made, and Borrower shall sign and deliver to Lender all documents and things necessary to perfect all terminated Liens.

                 SECTION 7.5. LENDER EXPENSES. If Borrower or an Affiliate fails to pay any moneys (whether taxes, assessments, insurance premiums or otherwise) due to third persons or entities, fails to make any deposits or furnish any required proof of payment or deposit or fails to discharge any Lien not permitted hereby, all as required under the terms of this Agreement, then Lender may, to the extent that it determines that such failure by Borrower or its Affiliates could have a material adverse effect on Lender's interests in the Collateral, in its discretion and without prior notice to Borrower, make payment of the same or any part thereof. Any amounts paid or deposited by Lender shall constitute Lender Expenses, shall become part of the Obligations, shall bear interest at the rate of eighteen percent (18%) per annum, and shall be secured by the Collateral. Any payments made by Lender shall not constitute (a) an agreement by Lender to make similar payments in the future or (b) a waiver by Lender of any Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or Lien and the receipt of the usual official notice for the payment of moneys to a governmental entity shall be conclusive evidence that the same was validly due and owing.

                 Borrower shall immediately and without demand reimburse Lender for all sums expended by Lender that constitute Lender Expenses, and Borrower hereby authorizes and approves all advances and payments by Lender for items constituting Lender Expenses.

                 SECTION 7.6. INSPECTION OF RECORDS. During usual business hours, Lender shall have the right to inspect and verify Borrower's Books in order to verify the amount or condition of, or any other matter relating to, the Collateral and Guarantor's and Borrower's financial condition and Borrower agrees to reimburse Lender for its costs and expenses in doing so and to copy and make extracts therefrom. Guarantor and Borrower waive the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Lender pursuant to this Agreement and agrees that Lender may directly contact any such accounting firm or service bureau in order to obtain such information.

                 SECTION 7.7. WAIVERS. Except as specifically provided for herein, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable.


                                   SECTION 8

                         REPRESENTATIONS AND WARRANTIES

                 As of the date hereof Guarantor and Borrower each hereby warrants and represents to Lender the following:

                 SECTION 8.1. CORPORATE STATUS. Each of CuraCare, Guarantor and AS-CuraCare's general partners is a corporation validly existing and in good standing under the laws of the state of its incorporation; AS-CuraCare is a general partnership validly existing under the laws of the State of California; and each of such entities is qualified and licensed to do business and is in good standing in any state in which the conduct of its business or its ownership of property requires that it be so qualified or licensed, and has the power and authority (corporate and otherwise) to execute and carry out the terms of the Loan Documents to which it is a party, to own its assets and to carry on its business as currently conducted.

                 SECTION 8.2. AUTHORIZATION. The execution, delivery, and performance by Borrower and Guarantor of this Agreement and each Loan Document have been duly authorized by all necessary corporate or partnership action. Borrower, Guarantor and Individual Guarantor have duly executed and delivered this Agreement and each Loan Document to which they are a party, and each of them constitutes a valid and binding obligation of Borrower, Guarantor and Individual Guarantor, as applicable, enforceable according to its terms except as limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally.

                 SECTION 8.3. NO BREACH. The execution, delivery and performance by Borrower, Guarantor and Individual Guarantor of this Agreement and each Loan Document to which they or an Affiliate is a party (a) will not contravene any law or any governmental rule or order binding on Collateral; (b) will not violate any provision of the articles of incorporation, bylaws or partnership agreement, as applicable, of Borrower or its Affiliates; (c) will not violate any agreement or instrument by which Borrower, its Affiliates or Individual Guarantor, as applicable, is bound; (d) do not require any notice to consent by any governmental body; and (e) will not result in the creation of a Lien on any assets of Borrower or its Affiliates except the Lien to Lender granted herein.

                 SECTION 8.4. TAXES. All assessments and taxes, whether real, personal or otherwise, due or payable by or imposed, levied or assessed against Borrower, its Affiliates or any of their property have been paid in full before delinquency or before the expiration of any extension period; and Borrower and its Affiliates have made due and timely payment or deposit of all federal, state, and local taxes, assessments or contributions required of it by law, except only for items that Borrower or its Affiliates are currently contesting diligently and in good faith and that have been fully disclosed in writing to Lender.

                 SECTION 8.5. DEFERRED COMPENSATION PLANS. Borrower and each ERISA Affiliate have made all required contributions to all deferred compensation plans to which such person is required to contribute, and neither Borrower nor any ERISA Affiliate has any liability for any unfunded benefits of any single-employer or multi-employer plans. Neither Borrower nor any ERISA Affiliate is or at any time has been a sponsor of, provided, or maintained for any employees any defined benefit plan.

                 SECTION 8.6. LITIGATION AND PROCEEDINGS. Except as set forth on Schedule 8.6 attached hereto, there are no outstanding judgments against Borrower, its Affiliates or any of their assets and there are no actions or proceedings pending by or against Borrower or its Affiliates before any court or administrative agency. Borrower has no knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower or its Affiliates, except for ongoing collection matters in which Borrower or its Affiliates are the plaintiff and except as set forth in Schedule 8.6 hereto.

                 SECTION 8.7. BUSINESS. Borrower and its Affiliates have all franchises, authorizations, patents, trademarks, copyrights and other rights necessary to advantageously conduct their business. They are all in full force and effect and are not in known conflict with the rights of others. Neither Borrower nor any of its Affiliates is a party to or subject to any agreement or restriction that is so unusual or burdensome that it might have a material adverse effect on Borrower's or its Affiliates' business, properties or prospects.

                 SECTION 8.8. LAWS AND AGREEMENTS. Borrower and its Affiliates are in compliance with all material agreements applicable to it, including obligations to contribute to any employee benefit plan or pension plan regulated by ERISA. Borrower and its Affiliates are in material compliance with all laws applicable to it. For purposes of this Section 8.8, compliance with the GE Affected Debt (as defined in the Intercreditor Agreement) shall mean that an "Event of Default", as such term is defined with respect to the GE Affected Debt, has not occurred and is continuing with respect thereto.


                 SECTION 8.9. FINANCIAL CONDITION. All financial statements and information relating to Borrower and its Affiliates that have been or may hereafter be delivered by Borrower to Lender are accurate and complete and have been prepared in accordance with generally accepted accounting principles consistently applied. Borrower and its Affiliates have no material obligations or liabilities of any kind not disclosed in that financial information, and there has been no material adverse change in the financial condition of Borrower or its Affiliates since the date of the most recent financial statements submitted to Lender.

                 SECTION 8.10.  HEALTH CARE LAWS.

                 (a) Borrower and its Affiliates have obtained all permits, licenses and other authorizations that are required under Health Care Laws applicable to Borrower and such Affiliates are in compliance in all material respects with all terms and conditions of the required permits, licenses and authorizations, and are also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such Health Care Laws.

                 (b) Borrower is not aware of, and has not received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans that may interfere with or prevent compliance or continued compliance in any material respect with Health Care Laws.

                 (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation or proceeding pending or threatened against Borrower or its Affiliates, relating in any way to Health Care Laws.

                 SECTION 8.11. CUMULATIVE REPRESENTATIONS. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements that Borrower shall give, or cause to be given, to Lender, either now or hereafter.


                                   SECTION 9

                                   COVENANTS

                 SECTION 9.1. ENCUMBRANCE OF COLLATERAL. Borrower shall not create, incur, assume or permit to exist any Lien on any Collateral now owned or hereafter acquired by Borrower or its Affiliates, except for Liens to Lender and Permitted Liens.

                 SECTION 9.2. BUSINESS. Borrower and its Affiliates shall engage primarily in business of the same general character as that now conducted by Borrower and its Affiliates.

                 SECTION 9.3. CONDITION AND REPAIR. Borrower and its Affiliates shall maintain in good repair and working order all properties used in their business and from time to time shall make all appropriate repairs and replacements thereof.

                 SECTION 9.4. TAXES. Borrower and its Affiliates shall pay all taxes, assessments and other governmental charges imposed upon it or any of its assets or in respect of any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or might become a Lien or charge upon any of its assets, provided that (unless any material item or property would be lost, forfeited or materially impaired as a result thereof) no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, if Lender is notified in advance of such contest, and if Borrower or an

Affiliate establishes any reserve or other appropriate provision required by generally accepted accounting principles with Lender and deposits cash or an acceptable bond in an amount equal to twice the amount of such charge or claim. Borrower and its Affiliates shall make timely payment or deposit of all FICA payments and withholding taxes required of it by applicable laws and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower or an Affiliate has made such payments or deposits.

                 SECTION 9.5. ACCOUNTING SYSTEM. Borrower and its Affiliates at all times hereafter shall maintain a standard and modern system of accounting in accordance with generally accepted accounting principles consistently applied, with ledger and account cards or computer tapes, disks, printouts and records that contain information pertaining to the Collateral that may from time to time be requested by Lender. Borrower shall not modify or change its method of accounting or enter into any agreement hereafter with any third-party accounting firm or service bureau for the preparation or storage of Borrower's accounting records without said accounting firm's or service bureau's agreeing to provide to Lender information regarding the Collateral and Borrower's financial condition.

                 SECTION 9.6. FINANCIAL STATEMENTS. Guarantor shall submit monthly financial statements, showing a comparison of actual expenditures to budgeted amounts, with respect to Guarantor on a consolidated basis, to Lender as soon as available, and in any event within twenty (20) days of the end of each month. Guarantor shall provide Lender with copies of all reports filed by it with the Securities and Exchange Commission. Additionally, Guarantor will submit audited financial statements with respect to Guarantor on a consolidated basis to Lender as soon as available, and in any event within ninety (90) days of the end of each fiscal year. With all financial statements, Guarantor will also deliver a certificate of its chief financial officer attesting that no Event of Default or Unmatured Default under the Agreement has occurred and is continuing.

                 SECTION 9.7. FURTHER INFORMATION. Guarantor or Borrower shall promptly supply Lender with such other information concerning its affairs as Lender may reasonably request from time to time hereafter and shall promptly notify Lender of any material adverse change in Borrower's financial condition and any condition or event that constitutes a breach of or event that constitutes an Event of Default under this Agreement. In addition, Borrower and Guarantor authorize Lender to contact credit reporting agencies concerning Guarantor's, Borrower's and its Affiliates' credit standing.

                 SECTION 9.8. ERISA COVENANTS. Guarantor and Borrower shall, and shall cause each ERISA Affiliate to, comply with all applicable provisions of ERISA and all other laws applicable to any deferred compensation plans with which Guarantor, Borrower or any ERISA Affiliate is associated, and shall promptly notify Lender of the occurrence of any event that could result in any material liability of Borrower to any person to any person whatsoever with respect to any such plan.

                 SECTION 9.9. RESTRICTIONS ON MERGER, CONSOLIDATION, SALE OF ASSETS, ISSUANCE OF STOCK, ETC. Unless authorized by Lender, Guarantor and Borrower shall not, nor shall they permit any Affiliate, to:

                 (a)      merge or consolidate with any Person;

                 (b) sell, lease or otherwise dispose of its assets in any transaction or series of related transactions (other than sales in the ordinary course of business);

                 (c) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction;

                 (d) acquire interests in excess of Two Hundred Forty Thousand Dollars ($240,000) in the aggregate in any calendar year in any business (whether by purchase of assets, purchase of stock, merger or otherwise);

                 (e) become subject to any agreement or instrument which by its terms would restrict Guarantor's or Borrower's right or ability to perform any of its obligations to Lender pursuant to the terms of the Loan Documents (Lender acknowledges that compliance with the terms of the Intercreditor Agreement shall not constitute a breach of this clause 9.9(e)); or

                 (f) authorize or issue any additional stock or equity interest other than the issuance by Guarantor of its common stock.

                 SECTION 9.10.  HEALTH CARE COVENANTS.

                 (a) Borrower and its Affiliates shall comply in all material respects with, and will obtain all permits required by all Health Care Laws applicable to Borrower and such Affiliates.

                 (b) Borrower shall promptly furnish to Lender a copy of any communication from any governmental authority concerning any possible violation of any Health Care Laws or any occurrence of which Borrower or an Affiliate would be required to notify any governmental authority with jurisdiction over Health Care Laws.

                 SECTION 9.11.  DISTRIBUTIONS.  Except as set forth on Schedule
9.11 hereto, Guarantor shall not make any Distributions and shall prohibit its Affiliates that are not directly or indirectly wholly-owned by Guarantor from making any Distributions.

                 SECTION 9.12. SUBORDINATED OBLIGATIONS. Neither Borrower nor any Affiliate shall voluntarily prepay any principal (including the making of any sinking fund payment), interest or any other amount in respect of any obligations that are subordinate to

Borrower's Obligations to Lender, including without limitation, its Obligations to GE pursuant to the Deferral Note issued pursuant to that certain Agreement dated November 1, 1994 among GE and Guarantor and its Affiliates ("Subordinate Obligations"). Notwithstanding the foregoing, Guarantor shall be permitted to prepay or repurchase any Senior-Subordinated Notes upon receipt by Lender of prior notice of such Prepayment or repurchase and certification by Guarantor that such prepayment or repurchase will not impair Borrower's ability to perform its obligations under this Agreement.

                 SECTION 9.13. AMENDMENTS. Neither Borrower nor its Affiliates shall amend any provision of any Subordinate Obligation if such amendment would (i) affect any of the subordination provisions thereof, (ii) advance the date of any required payment or prepayment thereunder, (iii) make covenants therein more burdensome, when considered in their entirety, to Borrower or its Affiliates, or (iv) reduce any default or grace period therein provided, or (v) otherwise have a material adverse effect on the interests of Lender.

                 SECTION 9.14. CAPITAL EXPENDITURES. Neither Borrower nor its Affiliates shall make capital expenditures (excluding for purposes of this Section 9.14 expenditures permitted pursuant to Section 9.15) in excess of Two Hundred Forty Thousand Dollars ($240,000) in any transaction (or group of related transactions) or One Million Dollars ($1,000,000) in the aggregate in any calendar year.

                 SECTION 9.15. EQUIPMENT LEASES. Neither Borrower nor its Affiliates shall become the lessee under any operating or capital lease (or series of operating or capital leases with respect to assets that are related to the operation of a unit of equipment (including, without limitation, the unit, associated van or modular building, and related component parts)), if the aggregate payments thereunder during any one calendar year exceed Two Hundred Forty Thousand Dollars ($240,000) with respect to such unit of equipment and assets that are related to the operation of such unit of equipment; provided, however, that Borrower and its Affiliates are expressly permitted to remain lessee under, and make all payments required by, any leases with GE, entered into on or about or prior to the date of this Agreement, subject in each case to the terms of the Intercreditor Agreement of applicable; provided, further, Borrower notifies Lender of the existence of such leases on or prior to the Closing Date.

                 SECTION 9.16. LENDER CONSENTS. Borrower or Guarantor may request that Lender consent to any action prohibited by Sections 9.9 and 9.11 through 9.15 by delivering a written request which specifies in reasonable detail the nature of the proposed action. Lender agrees to consider such request in a timely fashion and will provide Borrower or Guarantor with a written response to such request. Nothing in this Section 9.16 shall be construed to require Lender to approve any such request.

                                   SECTION 10

                               EVENTS OF DEFAULT

                 An Event of Default shall be deemed to exist if any of the following events shall have occurred and be continuing:

                 (a) Borrower fails to make any payment of principal or interest or any other payment on the Note or any other Obligation when due and payable, by acceleration or otherwise, and such failure shall continue for five
(5) business days after the payment is due;

                 (b) Borrower fails to observe or perform any covenant, condition or agreement to be observed or performed pursuant to the terms hereof or any Loan Document to which it is a party and such failure is not cured as soon as reasonably practicable and in any event within thirty (30) days after written notice thereof by Lender; provided, however, that if such failure can not be cured within such thirty (30) day period, Borrower shall not be in default if the cure is commenced within such thirty (30) day period and thereafter such cure is diligently pursued to completion;

                 (c) A court enters a decree or order for relief in respect of Borrower or an Affiliate in an involuntary case under any applicable bankruptcy, insolvency, or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, or sequestrator (or other similar official) of Borrower or an Affiliate or for any substantial part of their property, or orders the windup or liquidation of Borrower's or an Affiliate's affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency, or similar law is filed against Borrower or an Affiliate and is pending for sixty (60) days without dismissal;

                 (d) Borrower or an Affiliate commences a voluntary case under any applicable bankruptcy, insolvency or other similar law then in effect, makes any general assignment for the benefit of creditors, fails generally to pay its debts as such debts become due, or takes corporate action in furtherance of any of the foregoing;

                 (e) Final judgment for the payment of money on any claim in excess of $100,000 is rendered against Borrower or an Affiliate and remains undischarged for twenty (20) days during which execution is not effectively stayed;

                 (f) Guarantor or Individual Guarantor revoke or attempt to revoke their guaranty of any of the Obligations, or becomes the subject of an insolvency proceeding of the type described in clauses (c) or (d) above with respect to Borrower or fails to observe or perform any covenant, condition or agreement to be performed under any Loan Document to which it is a party;

                 (g) Borrower or an Affiliate makes any payment on account of any Subordinate Obligations, other than payments specifically permitted by the terms of such subordination or this Agreement;

                 (h) Any person holding any Subordinate Obligations becomes the subject of any proceeding resulting in the termination of the subordination arrangement, terminates the subordination arrangement or asserts that it is terminated.

                 (i) Any Collateral or any part thereof is sold, agreed to be sold, conveyed or allocated by operation of law or otherwise;

                 (j) Borrower or an Affiliate defaults under the terms of any Indebtedness or lease involving total payment obligations of Borrower or an Affiliate in excess of $100,000 and such default is not cured within the time period permitted pursuant to the terms and conditions of such Indebtedness or lease, or an event occurs that gives any creditor or lessor the right to accelerate the maturity of any such indebtedness or lease payments; provided, however, with respect to any default under the GE Affected Debt (as defined in the Intercreditor Agreement) an Event of Default shall not be deemed to exist under this Agreement until such default constitutes an "Event of Default", as such term is defined with respect to the GE Affected Debt;

                 (k) Demand is made for payment of any Indebtedness in excess of $100,000 that was not originally payable upon demand when incurred but the terms of which were later changed to provide for payment upon demand;

                 (l) Borrower or an Affiliate is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

                 (m) A judgment or other claim in excess of $100,000 becomes a Lien upon any or all of Borrower's or its Affiliates' assets, other than a Permitted Lien;

                 (n) A notice of Lien, levy or assessment in excess of $100,000 is filed of record with respect to any or all of Borrower's or its Affiliates' assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal or other Government Agency; or any tax or debt owing at any time hereafter to any one or more of such entities becomes a Lien upon any or all of Borrower's or its Affiliates' assets and the same is not paid on the payment date thereof, except to the extent such tax or debt is being contested by Borrower or an Affiliate as permitted in Section 8.4;

                 (o) There is a material impairment of the value of the Collateral or priority of Lender's Liens on the Collateral;

                 (p) Any of Borrower's or its Affiliates' assets in excess of $100,000 or any Collateral are seized, subjected to a distress warrant, levied upon or come into the possession of any judicial officer;

                 (q) Any representation or warranty made in writing to Lender by any officer of Borrower in connection with the transaction contemplated in this Agreement is materially incorrect when made;

                 (r) Guarantor shall be in default with respect to any of its Obligations to Lender and such default is not cured within the time provided permitted pursuant to the terms and conditions of such Obligation;

                 (s) Borrower shall be in default with respect to any of its Obligations to Lender or an Event of Default or an Unmatured Default occurs under the Other Loan Document;

                 (t) If the aggregate dollar value of all judgments, defaults, demands, claims and notices of Liens under clauses (e), (j), (k), (m) and (n) hereof exceeds $250,000; or

                 (u) Borrower shall fail to direct all receipts from Accounts to the Lock Box.


                                   SECTION 11

                                    REMEDIES

                 SECTION 11.1. SPECIFIC REMEDIES. Upon the occurrence of any Event of Default, subject in each case to the terms of the Intercreditor
Agreement:

                 (a) Lender may cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under the Other Loan Document, or under any other agreement between Borrower and Lender.

                 (b) Lender may declare all Obligations to be due and payable immediately, whereupon they shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower.

                 (c) Lender may set off against the Obligations all Collateral, balances, credits, deposits, accounts, or moneys of Borrower or its Affiliates then or thereafter held with Lender, including amounts represented by certificates of deposit.

                 (d) Lender may enter any premises of Borrower or its Affiliates, with or without judicial process, and take possession of the Collateral; provided however, that Lender may only exercise such remedy if it may do so without a breach of the peace. Lender may remove the Collateral and may remove or copy all records pertaining thereto, or Lender may remain on such premises and use the premises for the purpose of collecting, preparing and disposing of the Collateral, without any liability for rent or occupancy charges. Borrower shall, upon request of Lender, assemble the Collateral and any records pertaining thereto and make them available at a place designated by Lender that is reasonably convenient to both parties.

                 (e) Lender may dispose of the Collateral in its then-existing condition or, at its election, may take such measures as it deems necessary or advisable to improve, process, finish, operation, demonstrate and prepare for sale the Collateral, and may store, ship, reclaim, recover, protect, advertise for sale or lease and insure the Collateral. Lender may use and operate equipment of Borrower or its Affiliates in order to process or finish inventory included in the Collateral. If any Collateral consists of documents, Lender may proceed either as to the documents or as to the goods represented thereby.

                 (f) Lender may pay, purchase, contest or compromise any encumbrance, charge or Lien that, in the opinion of Lender, appears to be prior or superior to its Lien and pay all reasonable expenses incurred in connection therewith.

                 (g) Lender may (i) notify Account Debtors to make payment on Accounts directly to Lender; (ii) settle, adjust, compromise, extend or renew Accounts, whether before or after legal proceedings to collect such Accounts have commenced; (iii) prepare and file any bankruptcy proofs of claim or similar documents against any Account Debtor; (iv) prepare and file any notice, assignment, satisfaction, or release of Lien, UCC termination statement or any similar document; (v) sell or assign Accounts, individually or in bulk, upon such terms, for such amounts, and at such time or times as Lender deems advisable; (vi) complete the performance required of Borrower or its Affiliates under any contract or agreement to which Borrower or an Affiliate is a party and out of which Accounts arise or may arise.

                 (h) Lender may (i) endorse Borrower's or its Affiliates' name on all checks, notes, drafts, money orders or other forms of payment of or security for Accounts or other Collateral; (ii) sign Borrower's or its Affiliates' name on drafts drawn on Account Debtors or issuers of letters of credit; and (iii) notify the postal authorities in Borrower's or its Affiliates' name to change the address for delivery of Borrower's or its Affiliates' mail to an address designated by Lender, receive and open all mail addressed to Borrower or an Affiliate, copy all mail, return all mail relating to Collateral, and hold all other mail available for pickup by Borrower or an Affiliate.

                 (i) Lender may sell the Collateral at public or private sale and is not required to repossess Collateral before selling it. Any requirement of reasonable notice of any disposition of the

Collateral shall be satisfied if such notice is sent to Borrower, ten (10) days prior to such disposition by any of the methods provided in Section 13.5 hereof. Borrower shall be credited with the net proceeds of such sale only when they are actually received by Lender, and Borrower shall continue to be liable for any deficiency remaining after the Collateral is sold or collected.

                 (j) If the sale is to be a public sale, Lender shall also give notice of the time and place by publishing a notice one time at least five
(5) days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held.

                 (k) To the maximum extent permitted by applicable law, Lender may be the purchaser of any or all of the Collateral at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any Collateral payable by Lender at such sale.

                 SECTION 11.2. POWER OF ATTORNEY. Guarantor and Borrower hereby appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as Guarantor's and Borrower's attorney, with power whether before or after the occurrence of an Event of Default: (a) to endorse Borrower's or its Affiliates' name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession; (b) to sign Borrower's or its Affiliates' name on drafts against Account Debtors, on schedules and assignments of Accounts, on verifications of Accounts, and on notices to Account Debtors; (c) to notify the post office authorities to change the address for delivery of Borrower's or its Affiliates' mail to an address designated by Lender, to receive and open all mail addressed to Borrower or an Affiliate and to retain all mail relating to the Collateral and forward all other mail to Borrower or an Affiliate; (d) to send requests for verification of Accounts; (e) to execute UCC Financing Statements; and (f) to do all things necessary to carry out this Agreement.
The appointment of Lender as Borrower's attorney and each and every one of Lender's rights and powers, being coupled with an interest, are irrevocable as long as any Obligations are outstanding. Lender agrees not to exercise the power granted in clauses 11.2(a) through 11.2(c) prior to the occurrence of an Event of Default and agrees not to exercise the power granted in clause 11.2(d) prior to notification of Borrower of its intent to do so, but such limitations do not limit the effectiveness of such power of attorney at any time. Any person dealing with Lender shall be entitled to rely conclusively on any written or oral statement of Lender that this power of attorney is in effect. Lender may also use Borrower's stationery in connection with exercising its rights and remedies and performing the Obligations of Borrower.

                 SECTION 11.3. EXPENSES SECURED. All expenses, including attorney fees, incurred by Lender in the exercise of its rights and remedies provided in this Agreement, in the Other Loan Document or by law shall be payable by Borrower to Lender, shall be part of the Obligations, and shall be secured by the Collateral.

                 SECTION 11.4. EQUITABLE RELIEF. Borrower recognizes that in the event Borrower fails to perform, observe, or discharge any of its Obligations or liabilities under this Agreement, no remedy of law will provide adequate relief to Lender, and Borrower agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                 SECTION 11.5. REMEDIES ARE CUMULATIVE. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other right or remedy given under this Agreement or under any other agreement between Lender and Borrower or Guarantor or now or hereafter existing at law or in equity or by statute. Lender may pursue its rights and remedies concurrently or in any sequence, and no exercise of one right or remedy shall be deemed to be an election. No delay by Lender shall constitute a waiver, election or acquiescence by it. Borrower on its behalf waives any rights to require Lender to (i) proceed against Guarantor or any other party; or (ii) proceed against or exhaust any security held from Guarantor. Lender may at any time and from time to time, without notice to, or consent of, Borrower, and without affecting or impairing the obligation of Borrower hereunder do any of the following: (i) renew or extend any Obligations of Guarantor, or of any other party at any time directly or contingently liable for payment of any of the Obligations of Guarantor; (ii) accept partial payments of the Obligations of Guarantor; (iii) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Obligations of Guarantor and the security therefor in any manner;
(iv) consent to the transfer or sale of any security or bid and purchase at any sale of any security of Guarantor. Borrower expressly agrees that the validity of this Agreement and the Obligations of Borrower shall not be terminated, affected or impaired by reason of the waiving, delaying, exercising or non-exercising, of any of Lender's rights against Guarantor or as a result of the substitution, release, repossession, sale, disposition or destruction of any Collateral securing any Obligations of Guarantor. Lender shall not be released or discharged, either in whole or in part, by Lender's failure or delay to perfect or continue the perfection of any security interest in any Collateral which secures the Obligations of Guarantor or to protect the property covered by such security interest.

                                   SECTION 12

                                   INDEMNITY

                 SECTION 12.1. GENERAL INDEMNITY. Borrower shall protect, indemnify and defend and save harmless Lender and its directors, officers, agents and employees from and against any and all loss, cost, liability (including negligence, tort and strict liability), expense, damage, suits or demands (including fees and disbursements of counsel) on account of any suit or proceeding before any Governmental Authority which arises from the transactions contemplated in this Agreement or otherwise arising in connection with or relating to the Loan and any security therefor, unless such suit, claim or damages are caused by the negligence or intentional malfeasance of Lender or its directors, officer, agents or employees. Upon receiving knowledge of any suit, claim or demand asserted by a third-party that Lender believes is covered by this indemnity, Lender shall give Borrower timely notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel acceptable to Lender. Lender may, at its option, also require Borrower to so defend the matter. This obligation on the part of Borrower shall survive the termination of this Agreement and the repayment of the Note.


                                   SECTION 13

                                 MISCELLANEOUS

                 SECTION 13.1. DELAY AND WAIVER. No delay or omission to exercise any right shall impair any such right or be a waiver thereof, but any such right may be exercised from time to time and as often as may be deemed expedient. A waiver on one occasion shall be limited to that particular occasion.

                 SECTION 13.2. COMPLETE AGREEMENT. This Agreement and the Schedules are the complete agreement of the parties hereto and supersede all previous understandings relating to the subject matter hereof. This Agreement may be amended only by an instrument in writing that explicitly states that it amends this Agreement and is signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts, each of which will be an original and all of which will constitute a single agreement.

                 SECTION 13.3. SEVERABILITY; HEADINGS. If any part of this Agreement or the application thereof to any person or circumstance is held invalid, the remainder of this Agreement shall not be affected thereby. The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

                 SECTION 13.4. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; however, Borrower may not assign any of its rights or delegate any of its Obligations hereunder. Lender (and any subsequent assignee) may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of Lender; and Lender (or such subsequent assignee who in turn assigns as aforesaid) shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and said Collateral.

                 SECTION 13.5. NOTICES. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered in hand or when mailed by registered or certified mail, return receipt requested, or when delivered by courier or when transmitted by telex, telecopy, or similar electronic medium to the following addresses:


                 To Borrower:              American Shared Hospital Services
                                           Four Embarcadero Center, Suite 3620
                                           San Francisco, CA 94111
                                           Attention:  Ernest A. Bates, M.D.

                                           Telephone:   (415) 788-5300
                                           Telecopier:  (415) 788-5660

                 To Lender:                DVI Business Credit Receivables
                                           Corp.
                                           c/o DVI Financial Services Inc.
                                           500 Hyde Park
                                           Doylestown, Pennsylvania 18901

                                           Attention:  Cynthia J. Cohn
                                                       Executive Vice President

                                           Telephone:  (215) 230-
                                           Telecopier: (215) 230-8108


                 Copies to:                Jeffrey J. Wong, Esq.
                                           Cooper, White & Cooper
                                           201 California Street
                                           17th Floor
                                           San Francisco, CA 94111

                                           Telephone:  (415) 433-1900
                                           Facsimile:  (415) 433-5530

         Either party may change such address by sending notice of the change to the other party; such change of address shall be effective only upon actual receipt of the notice by the other party.

                 SECTION 13.6. GOVERNING LAW. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF PENNSYLVANIA.

                 SECTION 13.7.  WAIVER OF TRIAL BY JURY.   LENDER, GUARANTOR
AND BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR ANY OF THE SECURITY DOCUMENTS OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LENDER, GUARANTOR AND BORROWER.

                 SECTION 13.8.  TERMINATION OF AGREEMENTS.   Borrower,
Guarantor, Individual Guarantor and DVI Business Credit Corporation as Lender ("DVIBC") entered into a Loan and Security Agreement dated as of May 17, 1995 (the "DVIBC Agreement") pursuant to which Borrower issued to DVIBC a Promissory Note due May 31, 1997 in the principal amount of $4,000,000 and Guarantor and Individual Guarantor each separately guaranteed the obligations of Borrower under the DVIBC Agreement. Upon the satisfactory completion of the Closing pursuant to this Agreement, Borrower will have repaid the loan made pursuant to the DVIBC Agreement in full, the Promissory Note will be cancelled and the DVIBC Agreement and any loan documents executed in connection therewith will be terminated.

         IN WITNESS WHEREOF, Borrower, Guarantor and Lender have executed this Agreement by their duly authorized officers as of the date first above written.


BORROWER:                                                          LENDER:

CURACARE, INC.                                                     DVI BUSINESS CREDIT RECEIVABLES CORP.


By:      /s/   Ernest A. Bates, M.D.                               By:      /s/   Steven R. Garfinkel
         --------------------------------------------------                 ------------------------------------------------
         Ernest A. Bates, M.D.                                              Steven R. Garfinkel
         President                                                          Senior Vice President and CFO


AMERICAN SHARED-CURACARE
                                                                   WITH RESPECT TO SECTION 13.9 ONLY
By:      American Shared Hospital Services, general partner

                                                                   DVI BUSINESS CREDIT CORPORATION
         By:     /s/   Ernest A. Bates, M.D.
                 ------------------------------------------
                 Ernest A. Bates, M.D.
                 President                                         By:      /s/   Anthony Turek
                                                                            ------------------------------------------------
                                                                            Anthony Turek
                                                                            Executive Vice President
By:      MMRI, Inc., general partner


         By:     /s/   Ernest A. Bates, M.D.
                 ------------------------------------------
                 Ernest A. Bates, M.D.
                 President

GUARANTOR:

AMERICAN SHARED HOSPITAL SERVICES


By:      /s/   Ernest A. Bates, M.D.
         --------------------------------------------------
         Ernest A. Bates, M.D.
         President


INDIVIDUAL GUARANTOR:


/s/   Ernest A. Bates, M.D.
-----------------------------------------------------------
ERNEST A. BATES, M.D.

                                  SCHEDULE 1.1
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          DATED AS OF JANUARY 31, 1996

                                     Liens

13.9.    UCC FILINGS

AMERICAN SHARED HOSPITAL SERVICES

         California, as of January 26, 1996:

         (a)     Secured Parties:          NEMLC Leasing Corp.
                                  GE Capital Corp.
                 Original File No.:        89081110
                 Original File Date:       03/31/89 (continued 03/07/94)
                 Related Filing:           Assignment (03/07/94)

         (b)     Secured Party:   Instrumentation Laboratory
                 Original File No.:        91176330
                 Original File Date:       08/19/91

         (c)     Secured Parties:          Bankers Leasing Assoc. Inc.
                                  Allied Bank/Coal City National
                 Original File No.:        91124632
                 Original File Date:       06/07/91
                 Related Filing:           Assignment (12/02/91)
                 Note:            CuraCare Inc. is also named as a debtor.

         (d)     Secured Party:   American National Leasing Corp.
                 Assignee:        Foothill Bank
                 Original File No.:        91184795
                 Original File Date:       08/26/91

         (e)     Secured Party:   LB Credit Corp.
                 Original File No.:        92071345
                 Original File Date:       04/14/92

         (f)     Secured Party:   Siemens Credit Corp.
                 Original File No.:        92185177
                 Original File Date:       08/24/92
                 Related Filing:           Amendment (11/08/94)

         (g)     Secured Party:            GE Co.
                 Original File No.:        92190116
                 Original File Date:            09/02/92
                 Note: American Shared is listed as a debtor and not American Shared Hospital Services. American Shared-CuraCare is also listed as a debtor.

         (h)     Secured Party:            GE Co.
                 Original File No.:        92190131
                 Original File Date:            09/02/92

                 Related Filing:           Amendment (01/19/95)
                 Note: American Shared is listed as a debtor and not American Shared Hospital Services. American Shared-CuraCare is also listed as a debtor.

         (i)     Secured Party:            GE Co.
                 Original File No.:        92209889
                 Original File Date:            09/28/92
                 Note: American Shared is listed as a debtor and not American Shared Hospital Services. American Shared-CuraCare is also listed as a debtor.

         (j)     Secured Party:            GE Co.
                 Original File No.:        92209890
                 Original File Date:            09/28/92
                 Note: American Shared is listed as a debtor and not American Shared Hospital Services. American Shared-CuraCare is also listed as a debtor.

         (k)     Secured Party:   Virtual Leasing Inc.
                 Original File No.:        92259836
                 Original File Date:       12/07/92

         (l)     Secured Party:   Leasing Is Us Inc.
                 Assignee:        Colonial Pacific Leasing
                 Original File No.:        92264223
                 Original File Date:       12/11/92
                 Related Filing:           Amendment (10/06/95)
                 Note:            CuraCare is also listed as a debtor.

         (m)     Secured Party:   Leasing Is Us Inc.
                 Assignee:                 First Concord Acceptance Corp.
                 Original File No.:        93196808
                 Original File Date:       09/27/93
                 Note:            CuraCare is also listed as a debtor.

         (n)     Secured Party:            Southern Pacific Thrift & Loan
                                           Association, Leasing Division
                 Original File No.:        93253914
                 Original File Date:       12/17/93
                 Related Filing:           Assignment (06/23/95)
                 Note:            CuraCare is also listed as a debtor.

         (o)     Secured Party:   Southern Pacific Thrift & Loan Association
                 Original File No.:        93254003
                 Original File Date:       12/17/93
                 Related Filing:           Assignment (05/25/95)
                 Note:            American Shared-CuraCare and CuraCare, Inc.
                                  are also listed as debtors.

         (p)     Secured Party:            GE Co.
                 Original File No.:        92262311
                 Original File Date:            12/11/92

                 Note: American Shared is listed as a debtor and not American Shared Hospital Services. American Shared-CuraCare and CuraCare are also listed as debtors.

         (q)     Secured Party:            GE Co.
                 Original File No.:        93120676
                 Original File Date:            06/18/93
                 Related Filing:           Amendment (01/19/95)
                 Note: American Shared is listed as a debtor and not American Shared Hospital Services. American Shared-CuraCare and CuraCare are also listed as debtors.

         (r)     Secured Party:            GE Co.
                 Original File No.:        93120677
                 Original File Date:            06/18/93
                 Note: American Shared is listed as a debtor and not American Shared Hospital Services. American Shared-CuraCare and CuraCare are also listed as debtors.

         (s)     Secured Party:            GE Co.
                 Original File No.:        93120678
                 Original File Date:            06/18/93
                 Related Filing:           Amendment (01/19/95)
                 Note: American Shared is listed as a debtor and not American Shared Hospital Services. American Shared-CuraCare and CuraCare are also listed as debtors.

         (t)     Secured Party:            GE Co.
                 Original File No.:        93149265
                 Original File Date:            07/27/93
                 Note: American Shared is listed as a debtor and not American Shared Hospital Services. American Shared-CuraCare and CuraCare are also listed as debtors.

         (u)     Secured Party:            Siemens Medical Systems, Inc.
                 Assignee:        Siemens Credit Corporation
                 Original File No.:        9507960564
                 Original File Date:            03/16/95
                 Note:                     American Shared Hospital is listed
                                           as a debtor and not American Shared
                                           Hospital Services.  American
                                           Shared-CuraCare is also listed as a
                                           debtor.

         (v)     Secured Party:   DVI Business Credit Corporation*
                 Original File No.:        9514360419
                 Original File Date:       05/18/95

         (w)     Secured Party:   DVI Financial Services Inc.
                 Original File No.:        9514360442

                 Original File Date:       05/18/95

         (x)     Secured Party:   General Electric Company
                 Original File No.:        9514460191
                 Original File Date:       05/19/95

         (y)     Secured Party:   AT&T Capital Leasing Service, Inc.
                 Original File No.:        9523060564
                 Original File Date:       08/17/95
                 Note:                     CuraCare/Modesto is listed as the
                                           debtor and not CuraCare Inc.
                                           American Shared Hospital (not
                                           American Shared Hospital Services)
                                           is also listed as a debtor.


         Illinois, as of February 7, 1996:

         No filings on record.


         Kansas, as of January 30, 1996:

         No filings on record.

       * to be terminated

         Oklahoma, as of January 25, 1996:

         No filings on record.


         Pennsylvania, as of February 16, 1996:

         No filings on record.


AMERICAN SHARED - CURACARE

         California, as of January 26, 1996:

         1.      Secured Party:            GE Co.
                 Original File No.:        89325363
                 Original File Date:            12/22/89 (continued 07/21/94)
                 Related Filings:          Amendment (08/04/93)
                                           Amendment (01/19/95)

         2.      Secured Party:            GE Co.
                 Original File No.:        91017745
                 Original File Date:            02/01/91
                 Related Filing:           Amendment (01/19/95)

         3.      Secured Party:            GE Co.
                 Original File No.:        91017746
                 Original File Date:            02/01/91
                 Related Filing:           Amendment (01/19/95)

         4.      Secured Party:            GE Co.
                 Original File No.:        91017747
                 Original File Date:            02/01/91

         5.      Secured Party:            GE Co.
                 Original File No.:        91060030
                 Original File Date:            03/22/91

         6.      Secured Party:            GE Co.
                 Original File No.:        91076388
                 Original File Date:            04/09/91
                 Related Filing:           Amendment (03/18/94)

         7.      Secured Party:            GE Co.
                 Original File No.:        91076389
                 Original File Date:            04/09/91

         8.      Secured Party:            GE Co.
                 Original File No.:        91150097
                 Original File Date:            07/15/91

         9.      Secured Party:            GE Co.
                 Original File No.:        91169730
                 Original File Date:            08/09/91
                 Related Filing:           Amendment (01/19/95)

         10.     Secured Party:            GE Co.
                 Original File No.:        91169731
                 Original File Date:            08/09/91
                 Related Filing:           Amendment (02/07/94)

         11.     Secured Party:            GE Co.
                 Original File No.:        91169732
                 Original File Date:            08/09/91
                 Related Filing:           Amendment (01/19/95)

         12.     Secured Party:            GE Co.
                 Original File No.:        91169747
                 Original File Date:       08/09/91
                 Related Filings:          Amendment (08/17/93)
                                      Amendment (01/19/95)

         13.     Secured Party:            GE Co.
                 Original File No.:        91169748
                 Original File Date:            08/09/91

         14.     Secured Party:            GE Co.
                 Original File No.:        91169749
                 Original File Date:            08/09/91
                 Related Filing:           Amendment (01/19/95)

         15.     Secured Party:            GE Co.
                 Original File No.:        91243163
                 Original File Date:       11/14/91

         16.     Secured Party:            GE Co.
                 Original File No.:        91260896
                 Original File Date:       12/11/91

         17.     Secured Party:            GE Co.
                 Original File No.:        92010597
                 Original File Date:       01/21/92

         18.     Secured Party:            GE Co.
                 Original File No.:        92044808
                 Original File Date:       03/06/92

         19.     Secured Party:            GE Co.
                 Original File No.:        92190116
                 Original File Date:       09/02/92
                 Note: American Shared (not American Shared Hospital Services) is also listed as a debtor.

         20.     Secured Party:            GE Co.
                 Original File No.:        92190131
                 Original File Date:       09/02/92
                 Related Filing:           Amendment (01/19/95)
                 Note: American Shared (not American Shared Hospital Services) is also listed as a debtor.

         21.     Secured Party:            GE Co.
                 Original File No.:        92209889
                 Original File Date:       09/28/92
                 Note: American Shared (not American Shared Hospital Services) is also listed as a debtor.

         22.     Secured Party:            GE Co.
                 Original File No.:        92209890
                 Original File Date:       09/28/92
                 Note: American Shared (not American Shared Hospital Services) is also listed as a debtor.

         23.     Secured Party:            GE Co.
                 Original File No.:        92215127
                 Original File Date:       10/05/92

         24.     Secured Party:            GE Co.
                 Original File No.:        92219927
                 Original File Date:       10/13/92

         25.     Secured Party:            GE Co.
                 Original File No.:        92235312
                 Original File Date:       11/09/92

         26.     Secured Party:            GE Co.

                 Original File No.:        92272827
                 Original File Date:       12/31/92

         27.     Secured Party:            GE Co.
                 Original File No.:        93109475
                 Original File Date:       06/08/93

         28.     Secured Party:            GE Co.
                 Original File No.:        93120679
                 Original File Date:       06/18/93

         29.     Secured Party:            GE Co.
                 Original File No.:        93165290
                 Original File Date:       08/17/93

         30.     Secured Party:            GE Co.
                 Original File No.:        93180328
                 Original File Date:       09/07/93

         31.     Secured Party:            Siemens Credit Corporation
                 Original File No.:        93206731
                 Original File Date:       10/12/93
                 Related Filing:           Amendment (10/24/94)

         32.     Secured Party:   Southern Pacific Thrift & Loan Association
                 Original File No.:        93254003
                 Original File Date:       12/17/93
                 Related Filing:           Assignment (05/25/95)
                 Note:            American Shared Hospital Services and
                                  CuraCare, Inc. are also listed as debtors.

         33.     Secured Party:            GE Co.
                 Original File No.:        94018207
                 Original File Date:       02/02/94

         34.     Secured Party:            GE Co.
                 Original File No.:        94018219
                 Original File Date:       02/02/94

         35.     Secured Party:            GE Co.
                 Original File No.:        94048340
                 Original File Date:       03/18/94

         36.     Secured Party:            General Electric Company
                 Original File No.:        9427660185
                 Original File Date:       09/20/94

         37.     Secured Party:            General Electric Company
                 Original File No.:        9502160483
                 Original File Date:       01/17/95

         38.     Secured Party:            General Electric Company
                 Original File No.:        9502160496
                 Original File Date:       01/17/95

         39.     Secured Party:            GE Co.
                 Original File No.:        92262311
                 Original File Date:       12/11/92
                 Note:                     American Shared (not American Shared
Hospital Services) and CuraCare are also listed as debtors.

         40.     Secured Party:            GE Co.
                 Original File No.:        93120676
                 Original File Date:       06/18/93
                 Related Filing:           Amendment (01/19/95)
                 Note: American Shared (not American Shared Hospital Services) and CuraCare are also listed as debtors.

         41.     Secured Party:            GE Co.
                 Original File No.:        93120677
                 Original File Date:       06/18/93
                 Note: American Shared (not American Shared Hospital Services) and CuraCare are also listed as debtors.

         42.     Secured Party:            GE Co.
                 Original File No.:        93120678
                 Original File Date:       06/18/93
                 Related Filing:           Amendment (01/19/95)
                 Note: American Shared (not American Shared Hospital Services) and CuraCare are also listed as debtors.

         43.     Secured Party:            GE Co.
                 Original File No.:        93149265
                 Original File Date:       07/27/93
                 Note: American Shared (not American Shared Hospital Services) and CuraCare are also listed as debtors.

         44.     Secured Party:            Siemens Medical Systems, Inc.
                 Assignee:                 Siemens Credit Corporation
                 Original File No.:        9507960564
                 Original File Date:       03/16/95
                 Note:                     American Shared Hospital (not
                                           American Shared Hospital Services)
                                           is also listed as a debtor.

         45.     Secured Party:            Siemens Medical Systems, Inc.
                 Assignee:                 Siemens Credit Corporation
                 Original File No.:        9507960757
                 Original File Date:       03/16/95

         46.     Secured Party:            Siemens Medical Systems, Inc.
                 Assignee:                 Siemens Credit Corporation
                 Original File No.:        9508160752
                 Original File Date:       03/20/95

         47.     Secured Party:            Siemens Medical Systems, Inc.
                 Assignee:                 Siemens Credit Corporation
                 Original File No.:        9508160761
                 Original File Date:       03/20/95

         48.     Secured Party:            Siemens Medical Systems, Inc.
                 Assignee:                 Siemens Credit Corporation
                 Original File No.:        9508160769
                 Original File Date:       03/20/95

         49.     Secured Party:            General Electric Company
                 Original File No.:        9508060519
                 Original File Date:       03/20/95

         50.     Secured Party:            General Electric Company
                 Original File No.:        9427660194
                 Original File Date:       09/20/94

         51.     Secured Party:            DVI Business Credit Corporation*
                 Original File No.:        9514360428
                 Original File Date:       05/18/95

         52.     Secured Party:            DVI Financial Services Inc.
                 Original File No.:        9514360445
                 Original File Date:       05/18/95

         53.     Secured Party:            General Electric Company
                 Original File No.:        9525160523
                 Original File Date:       09/07/95

         54.     Secured Party:            General Electric Company
                 Original File No.:        9601760266
                 Original File Date:       01/16/96


* to be terminated

         Illinois, as of January 30, 1996:

         1.      Secured Party:   General Electric Co.
                 Original File No.:        2438685
                 Original File Date:       06/14/88 (continued 05/21/93)
                 Related Filings:          Amendment (08/17/88)
                                           Amendment (08/22/89)

         2.      Secured Party:   Bell Atlantic Tricon Leasing Corp.
                 Original File No.:        2871965
                 Original File Date:       07/12/91

         3.      Secured Party:   General Electric Co.
                 Original File No.:        3057039
                 Original File Date:       11/30/92

         4.      Secured Party:   General Electric Co.
                 Original File No.:        3135105
                 Original File Date:       06/18/93

         5.      Secured Party:   General Electric Co.
                 Original File No.:        3163640
                 Original File Date:       09/03/93

         6.      Secured Party:   General Electric Co.
                 Original File No.:        3307318
                 Original File Date:       09/19/94

         7.      Secured Party:   General Electric Co.
                 Original File No.:        3352630
                 Original File Date:       01/17/95

         8.      Secured Party:   General Electric Co.
                 Original File No.:        3352631
                 Original File Date:       01/17/95

         9.      Secured Party:   General Electric Co.
                 Original File No.:        3352632
                 Original File Date:       01/17/95

         10.     Secured Party:   General Electric Co.
                 Original File No.:        3352633
                 Original File Date:       01/17/95

         11.     Secured Party:   General Electric Co.
                 Original File No.:        3377633
                 Original File Date:       03/17/95

         12.     Secured Party:   General Electric Co.
                 Original File No.:        3492876
                 Original File Date:       01/16/96

         13.     Secured Party:   Colonial Pacific Leasing
                 Original File No.:        3498112
                 Original File Date:       01/26/96


         Kansas, as of January 30, 1996:

         No filings on record.


         Oklahoma, as of January 25, 1996:

         No filings on record.

         Pennsylvania, as of February 16, 1996:

         No filings on record.


CURACARE, INC.

         California, as of January 26, 1996:

         1.      Secured Party:            GE Co.
                 Original File No.:        93120676
                 Original File Date:       06/18/93
                 Related Filing:           Amendment (01/19/95)
                 Note: American Shared Hospital Services and American Shared-CuraCare are also listed as debtors.

         2.      Secured Party:            GE Co.
                 Original File No.:        93120677
                 Original File Date:       06/18/93
                 Note: American Shared Hospital Services and American Shared-CuraCare are also listed as debtors.

         3.      Secured Party:            GE Co.
                 Original File No.:        93120678
                 Original File Date:       06/18/93
                 Related Filing:           Amendment (01/19/95)
                 Note: American Shared Hospital Services and American Shared-CuraCare are also listed as debtors.

         4.      Secured Party:            GE Co.
                 Original File No.:        93149265
                 Original File Date:       07/27/93
                 Note: American Shared Hospital Services and American Shared-CuraCare are also listed as debtors.

         5.      Secured Party:   Leasing Is Us Inc.
                 Assignee:                 First Concord Acceptance Corp.
                 Original File No.:        93196808
                 Original File Date:       09/27/93
                 Note:            American Shared Hospital Services and
                                  American Shared-CuraCare are also listed as debtors.

         6.      Secured Parties:          Bankers Leasing Assoc. Inc.
                                           Allied Bank/Coal City National
                 Original File No.:        91124632
                 Original File Date:       06/07/91
                 Related Filing:  Assignment (12/02/91)
                 Note: American Shared Hospital Services is also listed as a debtor.

         7.      Secured Party:   Southern Pacific Thrift & Loan Association,
                                  Leasing Division
                                  Original File No.:        93253914 Original
                 File Date:       12/17/93

                 Related Filing:           Assignment (06/23/95)
                 Note:                     American Shared Hospital Services is
                                           also listed as a debtor.

         8.      Secured Party:   Southern Pacific Thrift & Loan Association
                 Original File No.:        93254003
                 Original File Date:       12/17/93
                 Related Filing:  Assignment (05/25/95)
                 Note:                     American Shared Hospital Services is
                                           also listed as a debtor.

         9.      Secured Party:   Marcap Corp.
                 Original File No.:        90195480
                 Original File Date:       08/02/90 (continued 05/01/95)

         10.     Secured Party:   Marcap Corp.
                 Original File No.:        90233618
                 Original File Date:       09/20/90 (continued 05/01/95)

         11.     Secured Party:   Sopha Financial Services Inc.
                 Original File No.:        92048133
                 Original File Date:       03/09/92
                 Related Filing:  Amendment (07/27/92)

         12.     Secured Party:   Med One Financial Group
                 Original File No.:        92176641
                 Original File Date:       08/12/92

         13.     Secured Party:   Macrolease International Corp.
                 Assignee:                 Eaton Financial Corp.
                 Original File No.:        92178346
                 Original File Date:       08/14/92

         14.     Secured Party:   Hewlett-Packard Co.
                 Original File No.:        92208197
                 Original File Date:       09/24/92

         15.     Secured Party:            GE Co.
                 Original File No.:        92262311
                 Original File Date:       12/11/92
                 Note:                     American Shared Hospital Services
                                           and CuraCare are also listed as
                                           debtors.

         16.     Secured Party:   Leasing Is Us Inc.
                 Assignee:        Colonial Pacific Leasing
                 Original File No.:        92264223
                 Original File Date:       12/11/92
                 Related Filing:  Amendment (10/06/95)
                 Note:            American Shared Hospital Services and
                                  American Shared-CuraCare are also listed as debtors.

         17.     Secured Party:            GE Co.
                 Original File No.:        93171398
                 Original File Date:       08/24/93

         18.     Secured Party:            GE Co.
                 Original File No.:        93223874
                 Original File Date:       11/04/93

         19.     Secured Party:   Comlease Inc.
                 Assignee:        CA Thrift & Loan
                 Original File No.:        94003821
                 Original File Date:       01/07/94
                 Related Filing:  Amendment (04/04/94)

         20.     Secured Party:   Leasing Is Us Inc.
                 Assignee:        Advanta Leasing Corp.
                 Original File No.:        94081248
                 Original File Date:       04/25/94

         21.     Secured Party:   Hewlett-Packard Co.
                 Original File No.:        94144369
                 Original File Date:       07/15/94

         22.     Secured Party:   Sopha Financial Services, Inc.
                 Original File No.:        9434860003
                 Original File Date:       11/28/94

         23.     Secured Party:   IBM Credit Corporation
                 Original File No.:        9500461153
                 Original File Date:       12/16/94

         24.     Secured Party:   General Electric Company
                 Original File No.:        9503160987
                 Original File Date:       01/27/95

         25.     Secured Party:   Hewlett-Packard Co.
                 Original File No.:        93211066
                 Original File Date:       10/18/93

         26.     Secured Party:   DVI Business Credit Corporation*
                 Original File No.:        9514360434
                 Original File Date:       05/18/95

         27.     Secured Party:   DVI Financial Services Inc.
                 Original File No.:        9514360456
                 Original File Date:       05/18/95
                 Related Filing:  Amendment (05/24/95)

         28.     Secured Party:   General Electric Company
                 Original File No.:        9520960850
                 Original File Date:       07/27/95


* to be terminated

         29.     Secured Party:   General Electric Company
                 Original File No.:        9520960859
                 Original File Date:       07/27/95

         30.     Secured Party:   General Electric Company
                 Original File No.:        9521260421
                 Original File Date:       07/27/95

         31.     Secured Party:   General Electric Company
                 Original File No.:        9530060031
                 Original File Date:       10/26/95

         32.     Secured Party:   AT&T Capital Leasing Service, Inc.
                 Original File No.:        9523060564
                 Original File Date:       08/17/95
                 Note:                     CuraCare/Modesto is listed as the
                                           debtor and not CuraCare Inc.
                                           American Shared Hospital (not
                                           American Shared Hospital Services)
                                           is also listed as a debtor.


         Illinois, as of January 30, 1996:

         1.      Secured Party:   U.S. Concord Inc.
                 Original File No.:        2412847
                 Original File Date:       04/12/88 (continued 03/29/93)
                 Related Filing:  Assignment (01/24/89)

         2.      Secured Party:   Marcap Corp.
                 Original File No.:        2764031 (continued 05/03/95)
                 Original File Date:       09/20/90

         3.      Secured Party:   Med One Financial Group
                 Original File No.:        2870444
                 Original File Date:       07/09/91

         4.      Secured Party:   Eaton Financial Corp.
                 Original File No.:        3036107
                 Original File Date:       10/01/92

         5.      Secured Party:   General Electric Co.
                 Original File No.:        3353337
                 Original File Date:       01/18/95

         6.      Secured Party:   General Electric Co.
                 Original File No.:        3358931
                 Original File Date:       01/31/95

         Kansas, as of January 30, 1996:

         No filings on record.


         Oklahoma, as of January 25, 1996:

         1.      Secured Party:   U.S. Concord Inc.
                 Original File No.:        028447
                 Original File Date:       05/12/88 (continued 03/30/93)
                 Related Filing:  Assignment from Foothill Capital Corporation
                                  (01/23/89)


         Pennsylvania, as of February 16, 1996:

         No filings on record.

                                  SCHEDULE 3.1
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          DATED AS OF JANUARY 31, 1996

                           Grant of Security Interest

Tag No.               Description                                        Fac No.          Serial No.              Present Location
-------               -----------                                        -------          ----------              ----------------
10216 &
10215                 Mobile ADAC SPECT                                  1520             904073                  Central California
10301 &
13000                 Mobile ADAC SPECT                                  1521             904093                  Central California
10208                 Acuson 128                                         2454             3900                    Southern CA
13027                 Acuson 128                                         4521             2712                    Bay Minette, AL
17447                 H-P 500, Incl. color flow upgrade                  1530             2543A02139              Manteca, CA
10027                 H-P 1000                                           4620             2434A01305              Georgetown, SC
13157                 H-P 1000                                           1534             2434A01306              Santa Cruz, CA
10294                 H-P 1000                                           4620             2527A01930              Georgetown, SC
11145                 Freeland Cineview echo                             1534             19101372                Santa Cruz, CA
10137                 ATL UM-9                                           4520             103186                  Pensacola, FL
13122                 ATL UM-9                                           4522             102685                  Enterprise, AL
10136                 ATL UM-9                                           4626             103187                  Cordele, GA
17870                 ATL UN-9                                           4521             100957                  Atmore, AL
13146                 Hitachi EUB 450                                    4626             SE12845-803             Cordele, GA
11068                 MRI Siemens GBS2                                   8015                                     Reseda, CA
11133                 ImageVue Digital Alys                              4620             32340023                Georgetown, SC
19114                 Picker 1200 SX in E & W                            3675             560                     Dickson, TN
13125                 Picker 1200 SX in E & W                            1590             506                     Pauls Valley, OK
17467                 Picker 1200 SX in E & W                            4673             541                     Sacramento, CA
13128                 Picker 1200 SX in Calumet                          1592             529M                    Vandolia, IL
17736                 Picker 1200 SX Calumet                             4670             5616                    Sepulveda, CA
10067                 Toshiba TCT 80AX in E & W                          3575             3602266                 Seminole, OK
15022                 Toshiba TCT 80AX in E & W                          3672             4572512                 Wylie, TX

10150(1)              Toshiba TCT 80AX in E & W                          3673             2582106                 Windsor, NC
15032(2)              Toshiba TCT 80AX in E & W                          4674             4612413                 Marrietta, OK


(1)           Customer has a $1.00 buyout option exercisable December 7, 1997

(2)           Customer has a $1.00 buyout option exercisable February 28, 199

                                  SCHEDULE 4.2
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          DATED AS OF JANUARY 31, 1996



                           Mergers and Consolidations


                                      NONE

                                  SCHEDULE 4.3
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          DATED AS OF JANUARY 31, 1996



             Purchase of Assets Outside Ordinary Course of Business


                                      NONE

                                  SCHEDULE 6.1
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          DATED AS OF JANUARY 31, 1996



                               Material Contracts



                 1. Four Embarcadero Center Office Lease dated August 30, 1994 by and between Four Embarcadero Center Venture and ASHS.

                 2. Equipment Lease Agreement #130-0001151-000 dated September 28, 1993, as amended, between Siemens Credit Corporation ("Siemens") and AS-CuraCare.

                 3. Equipment Service Agreement #130-0001329-000 dated March 1, 1995, as amended, between Siemens and AS-CuraCare.

                 4. Equipment Lease Agreement #130-0001009-000 dated August 14, 1992, as amended, between Siemens and ASHS.

                 5. Agreement effective as of November 1, 1994, as amended effective as of October 1, 1995, by and among General Electric Company acting through GE Medical Systems ("GE") and ASHS, together with (a) correspondence from GE regarding the transactions contemplated by the Loan Documents and (b) the Intercreditor Agreement.

                 6. Operating Agreement for GK Financing, LLC effective as of October 17, 1995, as amended.

                                  SCHEDULE 8.6
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          DATED AS OF JANUARY 31, 1996



                           Litigation and Proceedings


1. Pursuant to a stipulation for settlement, settling a complaint for Rent and other Damages for Breach of Lease filed November 17, 1994 in San Francisco County Superior Court by 444 MLHIRP Partnership ("MLHIRP"), Plaintiff v. American Shared Hospital Services ("ASHS") and DOES 1 through 10, Defendants, filed with the court on September 22, 1995, ASHS agreed to pay the following to MLHIRP until MLHIRP has received $170,000: (i) $35,000 on or before August 25, 1995; (ii) 50%
         of any funds received by ASHS in reimbursement of its security deposit with its current landlord; and (iii) $6,428.57 per month, commencing September 1, 1995. If ASHS defaults under the stipulation, ASHS has stipulated to a judgment of $350,000 less any funds previously paid to the stipulation.

2. Complaint for amounts owing to subcontractors by virtue of non-payment by the general contractor on the E.H.S. Trinity Hospital construction project. Liens have been filed against the project (not the property of American Shared Hospital Services, CuraCare, Inc., and/or American Shared CuraCare) in an amount of $78,471.79. The Company believes that the claims are without merit and has filed a claim against the general contractor for $165,652.79. The contractor has filed a counter complaint to foreclose its lien of $165,652.79 which complaint, the Company believes to be without merit.

3. Other litigation from time to time and in the normal course of business of American Shared Hospital Services, CuraCare, Inc., and/or American Shared - CuraCare resulting from Workers Compensation incidents, vehicle accidents, and general and professional liability, which matters are covered by the Companies, insurance policies and/or for which the Companies have set aside financial reserves.

                                 SCHEDULE 9.11
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          DATED AS OF JANUARY 31, 1996



                            Permitted Distributions



1. Guarantor entered into an Assignment and Assumption Agreement, dated as of December 31, 1995, with American Shared Radiosurgery Services ("ASRS"), a wholly owned subsidiary of Guarantor, pursuant to which, Guarantor assigned to ASRS all of its rights, title and interest in to the contract between Guarantor and the Regents of the University of California dated July 3, 1990 as amended August 1, 1995 (the "Contract"), relating to the lease and operation of the Gamma Knife located at The University of California at San Francisco.

         In turn ASRS has assigned its rights in the Contract to GK Financing, LLC ("GKF") an affiliate of Guarantor, pursuant to an Assignment and Assumption Agreement, dated as of December 31, 1995.

2. Individual Guarantor owned the Gamma Knife located at USC University Hospital ("USC") and had rights in a related customer contract with USC. Individual Guarantor granted to Guarantor an option to acquire the Gamma Knife and the related customer contract. Guarantor subsequently permitted Individual Guarantor to extend a similar option directly to GKF, which exercised that option effective February 3, 1996. As a result of the preceding transactions, GKF now owns the Gamma Knife located at USC and the related underlying customer contract with USC.

3. Under the Operating Agreement for GKF, effective as of October 17, 1995, between ASRS and GKV Investments, Inc., as amended, GKF shall make monthly guaranteed payments to ASRS commencing January 1996 until and including September 1998 in the amounts set forth on Exhibit H thereto and, with the prior approval of GKF's Policy Committee, monthly net cash flow distributions to ASRS commencing January 1996 until and including September 1998 in the amounts set forth on Exhibit I thereto. In addition to such distributions, after repayments of all amounts loaned by any member to GKF, GKF will distribute, on an annual basis, the balance of its net cash flow, in excess of agreed-upon cash reserves, to its members according to their percentage ownership interest in GKF.